UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2011

PIONEER DRILLING COMPANY

(Exact name of registrant as specified in its charter)

Texas	1-8182	74-2088619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 N.E. Loop 410, Suite 1000 San Antonio, Texas		78209
(Address of principal executive offices)		(ZIP Code)

Registrant’s telephone number, including area code: (210) 828-7689

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 14, 2011, Pioneer Drilling Company (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co. and Jefferies & Company, Inc., as representatives of the underwriters named in Schedule A thereto (the “Underwriters”). Pursuant to the terms of the Underwriting Agreement, the Company agreed to (i) sell 6,000,000 shares of its common stock, par value $0.10 per share (“Common Stock”), and (ii) grant the Underwriters a 30-day option to purchase up to 900,000 additional shares of Common Stock, at a public offering price of $14.50 per share. The transactions contemplated by the Underwriting Agreement are expected to close on July 20, 2011.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company and customary conditions to closing, obligations of the parties and termination provisions. Additionally, the Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), and to contribute to payments the Underwriters may be required to make because of any of those liabilities. Furthermore, the Company has agreed with the Underwriters, subject to certain exceptions, not to offer or sell any shares of its Common Stock (or securities convertible into or exchangeable for Common Stock) for a period of 90 days after the date of the Underwriting Agreement without the prior written consent of the Underwriters.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference herein.

The offering is being made pursuant to an existing and effective shelf registration statement filed on Form S-3 (File No. 333-160416) with the Securities and Exchange Commission, as supplemented by a final prospectus supplement dated July 14, 2011, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act.

Item 8.01	Other Events.

On July 14, 2011, the Company issued a press release announcing that it has priced the offering described in Item 1.01 above. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The opinion of Fulbright & Jaworski L.L.P. regarding the validity of the Common Stock to be issued in connection with the offering described in Item 1.01 above is filed as Exhibit 5.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated July 14, 2011

5.1	Opinion of Fulbright & Jaworski L.L.P., dated July 14, 2011, regarding the validity of the Common Stock

23.1	Consent of Fulbright & Jaworski L.L.P. (included in its opinion filed as Exhibit 5.1)

99.1	Press Release, dated July 14, 2011, announcing the pricing of the common stock offering

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER DRILLING COMPANY

By:	/s/ Carlos R. Peña
Carlos R. Peña Senior Vice President, General Counsel and Secretary (Duly Authorized Officer)

Date: July 14, 2011

Exhibit Index

Exhibit	Description

1.1	Underwriting Agreement, dated July 14, 2011

5.1	Opinion of Fulbright & Jaworski L.L.P., dated July 14, 2011, regarding the validity of the Common Stock

23.1	Consent of Fulbright & Jaworski L.L.P. (included in its opinion filed as Exhibit 5.1)

99.1	Press Release, dated July 14, 2011, announcing the pricing of the common stock offering